Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending March 31, 2026

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Brandon McIntosh
513-870-2768	513-603-5323	513-870-2696

	A.M. Best Company	Fitch Ratings	Moody's Investor Service	S&P Global Ratings
Cincinnati Financial Corporation
Corporate Debt	a	A	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	AA-	A1	A+
The Cincinnati Insurance Company	A+	AA-	A1	A+
The Cincinnati Indemnity Company	A+	AA-	A1	A+
The Cincinnati Casualty Company	A+	AA-	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A+	—	—	—

The Cincinnati Life Insurance Company	A+	AA-	—	A+

Ratings are as of April 24, 2026, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength under About on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.
CINF First-Quarter 2026 Supplemental Financial Data

Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending March 31, 2026

Page
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3

Consolidated
CFC and Subsidiaries Consolidation – Three Months Ended March 31, 2026	4

Consolidated Property Casualty Insurance Operations
Losses Incurred Detail	5
Loss Ratio Detail	6
Loss Claim Count Detail	7
Quarterly Property Casualty Data – Commercial Lines	8
Quarterly Property Casualty Data – Personal Lines and Excess & Surplus Lines	9
Loss and Loss Expense Analysis – Three Months Ended March 31, 2026	10

Reconciliation Data
Quarterly Property Casualty Data – Consolidated	11
Quarterly Property Casualty Data – Commercial Lines	12
Quarterly Property Casualty Data – Personal Lines	13
Quarterly Property Casualty Data – Excess & Surplus Lines	14

Statutory Statements of Income
Consolidated Cincinnati Insurance Companies Statutory Statements of Income	15
The Cincinnati Life Insurance Company Statutory Statements of Income	16

Other
Quarterly Data – Other	17

CINF First-Quarter 2026 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules for insurance company regulation in the United States of America as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP results to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; supplement reporting segment disclosures with disclosures for a subsidiary company or for a combination of subsidiaries or reporting segments; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.
•Non-GAAP operating income: Non-GAAP operating income is calculated by excluding investment gains and losses (defined as investment gains and losses after applicable federal and state income taxes) and other significant non-recurring items from net income. Management evaluates non-GAAP operating income to measure the success of pricing, rate and underwriting strategies. While investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses on fixed-maturity securities sold in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses are recognized from certain changes in market values of securities without actual realization. Management believes that the level of investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.
For these reasons, many investors and shareholders consider non-GAAP operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents non-GAAP operating income so that all investors have what management believes to be a useful supplement to GAAP information.
•Consolidated property casualty insurance results: To supplement reporting segment disclosures related to our property casualty insurance operations, we also evaluate results for those operations on a basis that includes results for our property casualty insurance and brokerage services subsidiaries. That is the total of our commercial lines, personal lines and our excess and surplus lines segments plus our reinsurance assumed operations known as Cincinnati Re and our London-based global specialty underwriter known as Cincinnati Global.
•Life insurance subsidiary results: To supplement life insurance reporting segment disclosures related to our life insurance operation, we also evaluate results for that operation on a basis that includes life insurance subsidiary investment income, or investment income plus investment gains and losses, that are also included in our investments reporting segment. We recognize that assets under management, capital appreciation and investment income are integral to evaluating the success of the life insurance segment because of the long duration of life products.
Other Measures
•Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company’s insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this measure is useful, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.
•Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules for insurance company regulation in the United States of America as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments and differ from GAAP. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.
•Written premium: Under statutory accounting rules in the U.S., property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. The difference between written and earned premium is unearned premium.
CINF First-Quarter 2026 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended March 31, 2026

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$2,615	$—	$—	$—	$2,615
Life	—	—	105	—	—	105
Premiums ceded	—	(96)	(20)	—	—	(116)
Total earned premium	—	2,519	85	—	—	2,604
Investment income, net of expenses	37	228	54	—	(1)	318
Investment gains and losses, net	(127)	58	—	—	(1)	(70)
Fee revenues	—	4	1	—	—	5
Other revenues	4	4	—	3	(5)	6
Total revenues	$(86)	$2,813	$140	$3	$(7)	$2,863

Benefits & expenses
Losses & contract holders' benefits	$—	$1,676	$99	$—	$—	$1,775
Reinsurance recoveries	—	(9)	(15)	—	—	(24)
Underwriting, acquisition and insurance expenses	—	741	23	—	—	764
Interest expense	13	—	—	1	(1)	13
Other operating expenses	12	2	—	1	(6)	9
Total expenses	$25	$2,410	$107	$2	$(7)	$2,537

Income (Loss) before income taxes	$(111)	$403	$33	$1	$—	$326

Provision (benefit) for income taxes
Current operating income	$53	$86	$8	$—	$—	$147
Capital gains/losses	(26)	13	—	—	—	(13)
Deferred	(54)	(27)	(1)	—	—	(82)
Total provision (benefit) for income taxes	$(27)	$72	$7	$—	$—	$52

Net income (loss) - current year	$(84)	$331	$26	$1	$—	$274

Net income (loss) - prior year	$(70)	$(42)	$21	$1	$—	$(90)
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF First-Quarter 2026 Supplemental Financial Data

Consolidated Property Casualty
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/26	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	6/30/26	6/30/25	9/30/26	9/30/25	12/31/26	12/31/25
Consolidated
Current accident year losses greater than $5 million				$8	$27	$48	$15	$26		$41		$89		$116
Current accident year losses $2 million - $5 million				20	61	35	40	20		60		95		156
Large loss prior accident year reserve development				50	40	49	27	56		83		132		172
Total large losses incurred				$78	$128	$132	$82	$102		$184		$316		$444
Losses incurred but not reported				219	164	158	213	279		492		650		814
Other losses excluding catastrophe losses				838	786	831	741	688		1,429		2,260		3,046
Catastrophe losses				266	18	83	280	558		838		921		939
Total losses incurred				$1,401	$1,096	$1,204	$1,316	$1,627		$2,943		$4,147		$5,243
Commercial Lines
Current accident year losses greater than $5 million				$—	$11	$48	$5	$7		$12		$60		$71
Current accident year losses $2 million - $5 million				5	34	12	22	15		37		49		83
Large loss prior accident year reserve development				35	37	47	14	44		58		105		142
Total large losses incurred				$40	$82	$107	$41	$66		$107		$214		$296
Losses incurred but not reported				94	44	67	106	163		269		336		380
Other losses excluding catastrophe losses				441	408	405	383	318		701		1,106		1,514
Catastrophe losses				117	5	29	83	40		123		152		157
Total losses incurred				$692	$539	$608	$613	$587		$1,200		$1,808		$2,347
Personal Lines
Current accident year losses greater than $5 million				$8	$16	$—	$10	$19		$29		$29		$45
Current accident year losses $2 million - $5 million				15	25	23	18	5		23		46		71
Large loss prior accident year reserve development				15	3	2	13	12		25		27		30
Total large losses incurred				$38	$44	$25	$41	$36		$77		$102		$146
Losses incurred but not reported				71	39	32	37	74		111		143		182
Other losses excluding catastrophe losses				282	298	316	257	254		511		827		1,125
Catastrophe losses				144	6	54	186	405		591		645		651
Total losses incurred				$535	$387	$427	$521	$769		$1,290		$1,717		$2,104
Excess & Surplus Lines
Current accident year losses greater than $5 million				$—	$—	$—	$—	$—		$—		$—		$—
Current accident year losses $2 million - $5 million				—	2	—	—	—		—		—		2
Large loss prior accident year reserve development				—	—	—	—	—		—		—		—
Total large losses incurred				$—	$2	$—	$—	$—		$—		$—		$2
Losses incurred but not reported				38	24	16	31	46		77		93		117
Other losses excluding catastrophe losses				40	48	59	42	24		66		125		173
Catastrophe losses				1	(1)	—	3	—		3		3		2
Total losses incurred				$79	$73	$75	$76	$70		$146		$221		$294
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF First-Quarter 2026 Supplemental Financial Data

Consolidated Property Casualty
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/26	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	6/30/26	6/30/25	9/30/26	9/30/25	12/31/26	12/31/25
Consolidated
Current accident year losses greater than $5 million				0.3%	1.1%	1.9%	0.6%	1.2%		0.9%		1.3%		1.2%
Current accident year losses $2 million - $5 million				0.8	2.4	1.4	1.7	0.9		1.3		1.3		1.6
Large loss prior accident year reserve development				2.0	1.6	2.0	1.1	2.4		1.8		1.8		1.8
Total large loss ratio				3.1%	5.1%	5.3%	3.4%	4.5%		4.0%		4.4%		4.6%
Losses incurred but not reported				8.7	6.5	6.4	8.9	12.3		10.5		9.1		8.4
Other losses excluding catastrophe losses				33.2	31.4	33.4	30.9	30.4		30.6		31.6		31.6
Catastrophe losses				10.6	0.7	3.4	11.7	24.6		18.0		12.9		9.7
Total loss ratio				55.6%	43.7%	48.5%	54.9%	71.8%		63.1%		58.0%		54.3%
Commercial Lines
Current accident year losses greater than $5 million				—%	0.9%	3.9%	0.5%	0.6%		0.5%		1.7%		1.5%
Current accident year losses $2 million - $5 million				0.4	2.7	1.0	1.8	1.2		1.5		1.3		1.7
Large loss prior accident year reserve development				2.8	3.0	3.8	1.2	3.8		2.5		2.9		2.9
Total large loss ratio				3.2%	6.6%	8.7%	3.5%	5.6%		4.5%		5.9%		6.1%
Losses incurred but not reported				7.6	3.6	5.4	8.7	13.9		11.3		9.3		7.8
Other losses excluding catastrophe losses				35.5	32.8	33.0	31.6	26.8		29.3		30.5		31.2
Catastrophe losses				9.5	0.4	2.4	6.8	3.4		5.1		4.2		3.2
Total loss ratio				55.8%	43.4%	49.5%	50.6%	49.7%		50.2%		49.9%		48.3%
Personal Lines
Current accident year losses greater than $5 million				0.9%	1.8%	—%	1.3%	2.8%		2.0%		1.3%		1.4%
Current accident year losses $2 million - $5 million				1.8	2.8	2.9	2.2	0.7		1.5		2.0		2.2
Large loss prior accident year reserve development				1.8	0.4	0.2	1.5	1.8		1.6		1.1		0.9
Total large loss ratio				4.5%	5.0%	3.1%	5.0%	5.3%		5.1%		4.4%		4.5%
Losses incurred but not reported				8.1	4.5	3.8	4.7	10.5		7.4		6.1		5.7
Other losses excluding catastrophe losses				32.3	34.8	37.5	32.0	36.4		34.1		35.4		35.2
Catastrophe losses				16.4	0.8	6.5	23.1	57.9		39.3		27.5		20.4
Total loss ratio				61.3%	45.1%	50.9%	64.8%	110.1%		85.9%		73.4%		65.8%
Excess & Surplus Lines
Current accident year losses greater than $5 million				—%	—%	—%	—%	—%		—%		—%		—%
Current accident year losses $2 million - $5 million				—	1.1	—	—	—		—		—		0.3
Large loss prior accident year reserve development				—	(0.1)	—	—	—		—		—		—
Total large loss ratio				—%	1.0%	—%	—%	—%		—%		—%		0.3%
Losses incurred but not reported				20.8	12.7	9.2	18.1	28.1		23.0		18.3		16.8
Other losses excluding catastrophe losses				22.1	26.0	33.6	24.4	14.8		19.7		24.4		24.8
Catastrophe losses				0.7	(0.6)	—	1.3	0.2		0.8		0.5		0.2
Total loss ratio				43.6%	39.1%	42.8%	43.8%	43.1%		43.5%		43.2%		42.1%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF First-Quarter 2026 Supplemental Financial Data

Consolidated Property Casualty
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/26	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	6/30/26	6/30/25	9/30/26	9/30/25	12/31/26	12/31/25
Consolidated
Current accident year reported losses greater than $5 million				1	3	6	2	3		5		12		15
Current accident year reported losses $2 million - $5 million				7	21	17	14	7		21		32		53
Prior accident year reported losses on large losses				17	15	11	13	15		28		39		54
Non-Catastrophe reported losses on large losses total				25	39	34	29	25		54		83		122
Commercial Lines
Current accident year reported losses greater than $5 million				—	2	6	1	1		2		9		10
Current accident year reported losses $2 million - $5 million				2	11	9	7	5		12		16		28
Prior accident year reported losses on large losses				13	14	11	10	11		21		32		46
Non-Catastrophe reported losses on large losses total				15	27	26	18	17		35		57		84
Personal Lines
Current accident year reported losses greater than $5 million				1	1	—	1	2		3		3		5
Current accident year reported losses $2 million - $5 million				5	9	8	7	2		9		16		24
Prior accident year reported losses on large losses				4	1	—	3	4		7		7		8
Non-Catastrophe reported losses on large losses total				10	11	8	11	8		19		26		37
Excess & Surplus Lines
Current accident year reported losses greater than $5 million				—	—	—	—	—		—		—		—
Current accident year reported losses $2 million - $5 million				—	1	—	—	—		—		—		1
Prior accident year reported losses on large losses				—	—	—	—	—		—		—		—
Non-Catastrophe reported losses on large losses total				—	1	—	—	—		—		—		1
*The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF First-Quarter 2026 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/26	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	6/30/26	6/30/25	9/30/26	9/30/25	12/31/26	12/31/25
Commercial casualty:
Net written premiums				$451	$394	$372	$428	$443		$871		$1,244		$1,638
Year over year change %- written premium				2%	2%	2%	9%	6%		8%		6%		5%
Earned premiums				$405	$409	$403	$402	$387		$789		$1,192		$1,601
Current accident year before catastrophe losses				77.0%	86.9%	74.8%	72.3%	72.8%		72.6%		73.3%		76.8%
Current accident year catastrophe losses				—	—	—	—	—		—		—		—
Prior accident years before catastrophe losses				(0.7)	(0.2)	6.0	(0.4)	(0.3)		(0.4)		1.8		1.3
Prior accident years catastrophe losses				—	—	—	—	—		—		—		—
Total loss and loss expense ratio				76.3%	86.7%	80.8%	71.9%	72.5%		72.2%		75.1%		78.1%
Commercial property:
Net written premiums				$427	$395	$422	$428	$411		$839		$1,260		$1,655
Year over year change %- written premium				4%	3%	8%	9%	14%		11%		10%		8%
Earned premiums				$415	$410	$405	$399	$389		$787		$1,192		$1,602
Current accident year before catastrophe losses				43.8%	23.9%	37.2%	40.2%	43.5%		41.8%		40.2%		36.0%
Current accident year catastrophe losses				28.7	1.6	8.6	21.5	13.3		17.5		14.5		11.2
Prior accident years before catastrophe losses				(7.0)	(3.6)	(8.2)	(9.5)	(5.3)		(7.4)		(7.7)		(6.7)
Prior accident years catastrophe losses				(0.3)	0.3	(1.2)	(0.6)	(3.6)		(2.1)		(1.8)		(1.2)
Total loss and loss expense ratio				65.2%	22.2%	36.4%	51.6%	47.9%		49.8%		45.2%		39.3%
Commercial auto:
Net written premiums				$299	$240	$243	$271	$283		$555		$797		$1,037
Year over year change %- written premium				6%	8%	9%	9%	9%		10%		9%		9%
Earned premiums				$259	$258	$253	$247	$241		$489		$742		$1,000
Current accident year before catastrophe losses				67.7%	66.5%	64.7%	65.0%	68.6%		66.8%		66.1%		66.2%
Current accident year catastrophe losses				0.5	0.1	0.8	0.8	1.8		1.3		1.1		0.8
Prior accident years before catastrophe losses				0.7	2.5	4.1	7.2	2.9		5.1		4.8		4.2
Prior accident years catastrophe losses				—	(0.1)	—	(0.1)	(0.1)		(0.1)		(0.1)		(0.1)
Total loss and loss expense ratio				68.9%	69.0%	69.6%	72.9%	73.2%		73.1%		71.9%		71.1%
Workers' compensation:
Net written premiums				$71	$53	$56	$57	$79		$135		$191		$244
Year over year change %- written premium				(10)%	(2)%	—%	4%	—%		1%		1%		—%
Earned premiums				$57	$61	$61	$60	$61		$121		$181		$242
Current accident year before catastrophe losses				98.0%	96.4%	94.6%	97.0%	95.5%		96.2%		95.7%		95.9%
Current accident year catastrophe losses				—	—	—	—	—		—		—		—
Prior accident years before catastrophe losses				(15.7)	(32.3)	(28.3)	(27.8)	(18.6)		(23.1)		(24.9)		(26.8)
Prior accident years catastrophe losses				—	—	—	—	—		—		—		—
Total loss and loss expense ratio				82.3%	64.1%	66.3%	69.2%	76.9%		73.1%		70.8%		69.1%
Other commercial:
Net written premiums				$111	$103	$105	$106	$109		$215		$321		$424
Year over year change %- written premium				2%	5%	(1)%	6%	3%		4%		3%		3%
Earned premiums				$105	$105	$107	$104	$101		$205		$313		$418
Current accident year before catastrophe losses				51.9%	53.6%	51.1%	50.5%	45.8%		48.2%		49.2%		50.3%
Current accident year catastrophe losses				0.1	0.2	—	0.1	0.1		0.1		—		0.1
Prior accident years before catastrophe losses				(12.2)	0.5	2.9	(1.5)	(2.2)		(1.8)		(0.2)		—
Prior accident years catastrophe losses				0.1	—	—	0.1	—		—		—		—
Total loss and loss expense ratio				39.9%	54.3%	54.0%	49.2%	43.7%		46.5%		49.0%		50.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF First-Quarter 2026 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/26	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	6/30/26	6/30/25	9/30/26	9/30/25	12/31/26	12/31/25
Personal auto:
Net written premiums				$275	$285	$328	$333	$266		$599		$927		$1,212
Year over year change %- written premium				3%	6%	11%	18%	23%		20%		17%		14%
Earned premiums				$303	$300	$295	$285	$271		$556		$851		$1,151
Current accident year before catastrophe losses				69.2%	68.3%	67.8%	67.8%	71.2%		69.5%		68.9%		68.8%
Current accident year catastrophe losses				1.1	0.1	1.1	3.2	3.0		3.1		2.4		1.8
Prior accident years before catastrophe losses				3.2	1.9	1.9	—	(0.8)		(0.4)		0.4		0.8
Prior accident years catastrophe losses				—	—	—	—	(0.3)		(0.2)		(0.1)		(0.1)
Total loss and loss expense ratio				73.5%	70.3%	70.8%	71.0%	73.1%		72.0%		71.6%		71.3%
Homeowner:
Net written premiums				$406	$446	$518	$532	$320		$852		$1,370		$1,816
Year over year change %- written premium				27%	13%	17%	23%	6%		16%		16%		16%
Earned premiums				$469	$459	$444	$425	$338		$763		$1,208		$1,667
Current accident year before catastrophe losses				41.1%	38.1%	37.6%	38.8%	53.4%		45.2%		42.4%		41.2%
Current accident year catastrophe losses				30.2	1.8	12.9	44.3	122.5		79.0		54.7		40.1
Prior accident years before catastrophe losses				(2.8)	0.5	0.9	(3.0)	(2.0)		(2.6)		(1.3)		(0.8)
Prior accident years catastrophe losses				(0.3)	(0.8)	(1.6)	(3.0)	(3.5)		(3.2)		(2.6)		(2.1)
Total loss and loss expense ratio				68.2%	39.6%	49.8%	77.1%	170.4%		118.4%		93.2%		78.4%
Other personal:
Net written premiums				$94	$96	$105	$115	$86		$201		$306		$402
Year over year change %- written premium				9%	8%	12%	12%	13%		12%		12%		11%
Earned premiums				$101	$100	$99	$94	$89		$183		$281		$381
Current accident year before catastrophe losses				62.0%	55.5%	58.8%	58.3%	76.2%		67.0%		64.2%		61.9%
Current accident year catastrophe losses				4.0	6.3	6.9	6.8	1.1		4.0		5.0		5.3
Prior accident years before catastrophe losses				(1.0)	14.3	12.5	7.4	3.7		5.6		8.0		9.7
Prior accident years catastrophe losses				(1.0)	—	(0.8)	(0.1)	(0.4)		(0.2)		(0.5)		(0.3)
Total loss and loss expense ratio				64.0%	76.1%	77.4%	72.4%	80.6%		76.4%		76.7%		76.6%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/26	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	6/30/26	6/30/25	9/30/26	9/30/25	12/31/26	12/31/25
Excess & Surplus:
Net written premiums				$182	$184	$175	$202	$168		$370		$545		$729
Year over year change %- written premium				8%	8%	11%	12%	15%		13%		13%		11%
Earned premiums				$180	$188	$174	$174	$162		$336		$510		$698
Current accident year before catastrophe losses				64.6%	58.4%	64.1%	64.9%	65.6%		65.2%		64.8%		63.1%
Current accident year catastrophe losses				1.1	(0.4)	0.2	1.6	0.8		1.2		0.9		0.5
Prior accident years before catastrophe losses				(4.1)	(0.3)	(2.1)	(2.7)	(5.0)		(3.8)		(3.2)		(2.5)
Prior accident years catastrophe losses				(0.4)	(0.2)	(0.1)	(0.3)	(0.5)		(0.3)		(0.3)		(0.2)
Total loss and loss expense ratio				61.2%	57.5%	62.1%	63.5%	60.9%		62.3%		62.2%		60.9%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF First-Quarter 2026 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended March 31, 2026
Commercial casualty	$220	$55	$275	$(37)	$52	$19	$34	$183	$52	$74	$309
Commercial property	155	17	172	5	95	5	105	160	95	22	277
Commercial auto	125	22	147	(1)	28	5	32	124	28	27	179
Workers' compensation	28	7	35	3	(1)	8	10	31	(1)	15	45
Other commercial	27	5	32	4	(2)	8	10	31	(2)	13	42
Total commercial lines	555	106	661	(26)	172	45	191	529	172	151	852

Personal auto	152	27	179	7	29	7	43	159	29	34	222
Homeowners	199	28	227	19	63	7	89	218	63	35	316
Other personal	32	3	35	16	18	—	34	48	18	3	69
Total personal lines	383	58	441	42	110	14	166	425	110	72	607

Excess & surplus lines	36	20	56	5	38	12	55	41	38	32	111
Other	79	5	84	3	16	3	22	82	16	8	106
Total property casualty	$1,053	$189	$1,242	$24	$336	$74	$434	$1,077	$336	$263	$1,676

Ceded loss and loss expense incurred for the three months ended March 31, 2026
Commercial casualty	$17	$1	$18	$(14)	$(1)	$(4)	$(19)	$3	$(1)	$(3)	$(1)
Commercial property	1	—	1	2	4	—	6	3	4	—	7
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	2	—	2	(3)	(1)	—	(4)	(1)	(1)	—	(2)
Other commercial	2	—	2	—	(1)	—	(1)	2	(1)	—	1
Total commercial lines	22	1	23	(15)	1	(4)	(18)	7	1	(3)	5

Personal auto	1	—	1	(1)	—	—	(1)	—	—	—	—
Homeowners	13	1	14	(9)	(8)	—	(17)	4	(8)	1	(3)
Other personal	1	—	1	2	—	—	2	3	—	—	3
Total personal lines	15	1	16	(8)	(8)	—	(16)	7	(8)	1	—

Excess & surplus lines	—	—	—	—	1	—	1	—	1	—	1
Other	2	—	2	—	1	—	1	2	1	—	3
Total property casualty	$39	$2	$41	$(23)	$(5)	$(4)	$(32)	$16	$(5)	$(2)	$9

Net loss and loss expense incurred for the three months ended March 31, 2026
Commercial casualty	$203	$54	$257	$(23)	$53	$23	$53	$180	$53	$77	$310
Commercial property	154	17	171	3	91	5	99	157	91	22	270
Commercial auto	125	22	147	(1)	28	5	32	124	28	27	179
Workers' compensation	26	7	33	6	—	8	14	32	—	15	47
Other commercial	25	5	30	4	(1)	8	11	29	(1)	13	41
Total commercial lines	533	105	638	(11)	171	49	209	522	171	154	847

Personal auto	151	27	178	8	29	7	44	159	29	34	222
Homeowners	186	27	213	28	71	7	106	214	71	34	319
Other personal	31	3	34	14	18	—	32	45	18	3	66
Total personal lines	368	57	425	50	118	14	182	418	118	71	607

Excess & surplus lines	36	20	56	5	37	12	54	41	37	32	110
Other	77	5	82	3	15	3	21	80	15	8	103
Total property casualty	$1,014	$187	$1,201	$47	$341	$78	$466	$1,061	$341	$265	$1,667

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Other data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF First-Quarter 2026 Supplemental Financial Data

Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/26	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	6/30/26	6/30/25	9/30/26	9/30/25	12/31/26	12/31/25
Premiums
Agency renewal written premiums				$2,045	$1,939	$2,037	$2,135	$1,912		$4,047		$6,084		$8,023
Agency new business written premiums				339	331	356	404	383		787		1,143		1,474
Other written premiums				284	91	100	194	200		394		494		585
Net written premiums				$2,668	$2,361	$2,493	$2,733	$2,495		$5,228		$7,721		$10,082
Unearned premium change				(149)	147	(9)	(336)	(231)		(567)		(576)		(429)
Earned premiums				$2,519	$2,508	$2,484	$2,397	$2,264		$4,661		$7,145		$9,653
Year over year change %
Agency renewal written premiums				7%	10%	13%	16%	14%		15%		14%		13%
Agency new business written premiums				(11)	(13)	(12)	(1)	11		5		(1)		(4)
Other written premiums				42	(11)	9	(7)	(9)		(8)		(5)		(6)
Net written premiums				7	5	9	11	11		11		10		9
Paid losses and loss expenses
Losses paid				$1,014	$942	$1,039	$1,049	$1,203		$2,253		$3,292		$4,234
Loss expenses paid				187	187	178	197	196		392		570		757
Loss and loss expenses paid				$1,201	$1,129	$1,217	$1,246	$1,399		$2,645		$3,862		$4,991
Incurred losses and loss expenses
Loss and loss expense incurred				$1,667	$1,397	$1,464	$1,587	$1,887		$3,474		$4,938		$6,335
Loss and loss expenses paid as a % of incurred				72.0%	80.8%	83.1%	78.5%	74.1%		76.1%		78.2%		78.8%
Statutory combined ratio
Loss ratio				56.3%	43.7%	49.5%	55.4%	72.4%		63.6%		58.7%		54.9%
Loss adjustment expense ratio				10.8	12.4	10.9	11.6	11.7		11.7		11.4		11.6
Net underwriting expense ratio				28.5	30.2	28.3	26.4	28.2		27.3		27.6		28.2
US Statutory combined ratio				95.6%	86.3%	88.7%	93.4%	112.3%		102.6%		97.7%		94.7%
Contribution from catastrophe losses				11.0	0.7	4.0	11.9	25.2		18.4		13.4		10.1
Statutory combined ratio excl. catastrophe losses				84.6%	85.6%	84.7%	81.5%	87.1%		84.2%		84.3%		84.6%
GAAP combined ratio
GAAP combined ratio				95.6%	85.2%	88.2%	94.9%	113.3%		103.8%		98.4%		94.9%
Contribution from catastrophe losses				10.8	1.0	3.7	12.2	25.0		18.4		13.3		10.1
GAAP combined ratio excl. catastrophe losses				84.8%	84.2%	84.5%	82.7%	88.3%		85.4%		85.1%		84.8%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies. Statutory ratios exclude the results of Cincinnati Global.
Consolidated property casualty data includes the results of Cincinnati Re and Cincinnati Global.
CINF First-Quarter 2026 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/26	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	6/30/26	6/30/25	9/30/26	9/30/25	12/31/26	12/31/25
Premiums
Agency renewal written premiums				$1,184	$1,039	$1,043	$1,116	$1,152		$2,268		$3,311		$4,350
Agency new business written premiums				205	180	185	200	203		403		588		768
Other written premiums				(30)	(34)	(30)	(26)	(30)		(56)		(86)		(120)
Net written premiums				$1,359	$1,185	$1,198	$1,290	$1,325		$2,615		$3,813		$4,998
Unearned premium change				(118)	58	31	(78)	(146)		(224)		(193)		(135)
Earned premiums				$1,241	$1,243	$1,229	$1,212	$1,179		$2,391		$3,620		$4,863
Year over year change %
Agency renewal written premiums				3%	4%	6%	9%	7%		8%		7%		6%
Agency new business written premiums				1	1	(1)	4	12		7		5		4
Other written premiums				—	8	17	13	14		14		15		13
Net written premiums				3	4	5	9	8		9		7		7
Paid losses and loss expenses
Losses paid				$533	$481	$497	$493	$403		$897		$1,393		$1,876
Loss expenses paid				105	104	102	110	109		218		321		426
Loss and loss expenses paid				$638	$585	$599	$603	$512		$1,115		$1,714		$2,302
Incurred losses and loss expenses
Loss and loss expense incurred				$847	$721	$747	$767	$735		$1,502		$2,249		$2,970
Loss and loss expenses paid as a % of incurred				75.3%	81.1%	80.2%	78.6%	69.7%		74.2%		76.2%		77.5%
Statutory combined ratio
Loss ratio				55.8%	43.4%	49.5%	50.7%	49.7%		50.2%		50.0%		48.2%
Loss adjustment expense ratio				12.5	14.5	11.3	12.7	12.6		12.6		12.2		12.8
Net underwriting expense ratio				27.7	31.4	30.9	28.3	26.9		27.6		28.6		29.3
Statutory combined ratio				96.0%	89.3%	91.7%	91.7%	89.2%		90.4%		90.8%		90.3%
Contribution from catastrophe losses				9.6	0.6	2.6	7.0	3.6		5.4		4.4		3.5
Statutory combined ratio excl. catastrophe losses				86.4%	88.7%	89.1%	84.7%	85.6%		85.0%		86.4%		86.8%
GAAP combined ratio
GAAP combined ratio				98.6%	88.4%	91.1%	92.9%	91.9%		92.4%		92.0%		91.1%
Contribution from catastrophe losses				9.6	0.6	2.6	7.0	3.6		5.4		4.4		3.5
GAAP combined ratio excl. catastrophe losses				89.0%	87.8%	88.5%	85.9%	88.3%		87.0%		87.6%		87.6%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF First-Quarter 2026 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/26	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	6/30/26	6/30/25	9/30/26	9/30/25	12/31/26	12/31/25
Premiums
Agency renewal written premiums				$726	$764	$864	$866	$634		$1,500		$2,364		$3,128
Agency new business written premiums				76	92	116	141	127		268		384		476
Other written premiums				(27)	(29)	(29)	(27)	(89)		(116)		(145)		(174)
Net written premiums				$775	$827	$951	$980	$672		$1,652		$2,603		$3,430
Unearned premium change				98	32	(113)	(176)	26		(150)		(263)		(231)
Earned premiums				$873	$859	$838	$804	$698		$1,502		$2,340		$3,199
Year over year change %
Agency renewal written premiums				15%	22%	24%	27%	28%		28%		26%		25%
Agency new business written premiums				(40)	(40)	(30)	(13)	4		(6)		(15)		(21)
Other written premiums				70	(12)	(4)	(8)	(324)		(152)		(96)		(74)
Net written premiums				15	10	14	20	13		17		16		14
Paid losses and loss expenses
Losses paid				$368	$346	$424	$446	$609		$1,055		$1,479		$1,824
Loss expenses paid				57	58	52	63	64		127		179		237
Loss and loss expenses paid				$425	$404	$476	$509	$673		$1,182		$1,658		$2,061
Incurred losses and loss expenses
Loss and loss expense incurred				$607	$468	$507	$598	$846		$1,444		$1,951		$2,419
Loss and loss expenses paid as a % of incurred				70.0%	86.3%	93.9%	85.1%	79.6%		81.9%		85.0%		85.2%
Statutory combined ratio
Loss ratio				61.3%	45.1%	50.9%	64.8%	110.1%		85.9%		73.4%		65.8%
Loss adjustment expense ratio				8.2	9.5	9.5	9.6	11.0		10.3		10.0		9.9
Net underwriting expense ratio				30.2	28.2	25.9	24.7	31.2		27.3		26.8		27.1
Statutory combined ratio				99.7%	82.8%	86.3%	99.1%	152.3%		123.5%		110.2%		102.8%
Contribution from catastrophe losses				16.8	1.3	7.1	23.8	58.7		40.0		28.3		21.0
Statutory combined ratio excl. catastrophe losses				82.9%	81.5%	79.2%	75.3%	93.6%		83.5%		81.9%		81.8%
GAAP combined ratio
GAAP combined ratio				96.8%	81.5%	88.2%	102.0%	151.3%		124.9%		111.8%		103.6%
Contribution from catastrophe losses				16.8	1.3	7.1	23.8	58.7		40.0		28.3		21.0
GAAP combined ratio excl. catastrophe losses				80.0%	80.2%	81.1%	78.2%	92.6%		84.9%		83.5%		82.6%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF First-Quarter 2026 Supplemental Financial Data

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/26	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	6/30/26	6/30/25	9/30/26	9/30/25	12/31/26	12/31/25
Premiums
Agency renewal written premiums				$135	$136	$130	$153	$126		$279		$409		$545
Agency new business written premiums				58	59	55	63	53		116		171		230
Other written premiums				(11)	(11)	(10)	(14)	(11)		(25)		(35)		(46)
Net written premiums				$182	$184	$175	$202	$168		$370		$545		$729
Unearned premium change				(2)	4	(1)	(28)	(6)		(34)		(35)		(31)
Earned premiums				$180	$188	$174	$174	$162		$336		$510		$698
Year over year change %
Agency renewal written premiums				7%	2%	15%	10%	12%		11%		12%		9%
Agency new business written premiums				9	20	2	24	26		25		16		17
Other written premiums				—	—	—	(40)	(22)		(32)		(21)		(15)
Net written premiums				8	8	11	12	15		13		13		11
Paid losses and loss expenses
Losses paid				$36	$43	$42	$38	$40		$78		$121		$163
Loss expenses paid				20	19	19	17	18		35		53		72
Loss and loss expenses paid				$56	$62	$61	$55	$58		$113		$174		$235
Incurred losses and loss expenses
Loss and loss expense incurred				$110	$108	$108	$110	$99		$209		$317		$425
Loss and loss expenses paid as a % of incurred				50.9%	57.4%	56.5%	50.0%	58.6%		54.1%		54.9%		55.3%
Statutory combined ratio
Loss ratio				43.6%	39.1%	42.8%	43.8%	43.1%		43.4%		43.2%		42.1%
Loss adjustment expense ratio				17.6	18.4	19.2	19.7	17.8		18.8		19.0		18.8
Net underwriting expense ratio				28.6	27.3	26.6	25.3	25.5		25.4		25.8		26.2
Statutory combined ratio				89.8%	84.8%	88.6%	88.8%	86.4%		87.6%		88.0%		87.1%
Contribution from catastrophe losses				0.7	(0.6)	0.1	1.3	0.3		0.9		0.6		0.3
Statutory combined ratio excl. catastrophe losses				89.1%	85.4%	88.5%	87.5%	86.1%		86.7%		87.4%		86.8%
GAAP combined ratio
GAAP combined ratio				89.3%	84.7%	89.8%	91.1%	88.3%		89.8%		89.8%		88.4%
Contribution from catastrophe losses				0.7	(0.6)	0.1	1.3	0.3		0.9		0.6		0.3
GAAP combined ratio excl. catastrophe losses				88.6%	85.3%	89.7%	89.8%	88.0%		88.9%		89.2%		88.1%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF First-Quarter 2026 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended March 31,
(Dollars in millions)	2026	2025	Change	% Change
Underwriting income
Net premiums written	$2,570	$2,420	$150	6
Unearned premium change	124	220	(96)	(44)
Earned premiums	$2,446	$2,200	$246	11

Losses incurred	$1,379	$1,592	$(213)	(13)
Defense and cost containment expenses incurred	133	126	7	6
Adjusting and other expenses incurred	131	132	(1)	(1)
Other underwriting expenses incurred	731	681	50	7
Workers compensation dividend incurred	1	1	—	—
Total underwriting deductions	$2,375	$2,532	$(157)	(6)

Net underwriting profit (loss)	$71	$(332)	$403	nm

Investment income
Gross investment income earned	$212	$184	$28	15
Net investment income earned	209	181	28	15
Net realized capital gains and losses, net	167	—	167	nm
Net investment gains (net of tax)	$376	$181	$195	108

Other income	$2	$2	$—	—

Net income (loss) before federal income taxes	$449	$(149)	$598	nm
Federal and foreign income taxes incurred	28	(62)	90	nm
Net income (loss) (statutory)	$421	$(87)	$508	nm

Policyholders' surplus - statutory	$9,860	$8,553	$1,307	15

Fixed maturities at amortized cost - statutory	$14,359	$12,508	$1,851	15
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2026 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended March 31,
(Dollars in millions)	2026	2025	Change	% Change
Net premiums written	$87	$79	$8	10
Net investment income	54	50	4	8
Commissions and expense allowances on reinsurance ceded	1	1	—	—
Income from fees associated with separate accounts	1	1	—	—
Total revenues	$143	$131	$12	9

Death benefits and matured endowments	$49	$56	$(7)	(13)
Annuity benefits	20	23	(3)	(13)
Surrender benefits and group conversions	12	10	2	20
Interest and adjustments on deposit-type contract funds	1	2	(1)	(50)
Increase in aggregate reserves for life and accident and health contracts	(2)	(9)	7	78
Total benefit expenses	$80	$82	$(2)	(2)

Commissions	$13	$12	$1	8
General insurance expenses and taxes	15	15	—	—
Increase in loading on deferred and uncollected premiums	1	3	(2)	(67)
Net transfers from separate accounts	(1)	(8)	7	88
Total underwriting expenses	$28	$22	$6	27

Federal and foreign income taxes incurred	7	6	1	17

Net gain from operations before capital gains and losses	$28	$21	$7	33

Gains and losses net of capital gains tax, net	(1)	(1)	—	—

Net income (statutory)	$27	$20	$7	35

Policyholders' surplus - statutory	$621	$527	$94	18

Fixed maturities at amortized cost - statutory	$3,933	$3,828	$105	3
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF First-Quarter 2026 Supplemental Financial Data

Quarterly Data - Other

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/26	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	6/30/26	6/30/25	9/30/26	9/30/25	12/31/26	12/31/25
Cincinnati Re:
Net written premiums				$254	$86	$87	$164	$255		$418		$505		$591
Year over year change %- written premium				—%	(13)%	(2)%	(21)%	26%		2%		1%		(1)%
Earned premiums				$152	$138	$141	$142	$161		$303		$444		$582
Current accident year before catastrophe losses				46.7%	52.7%	52.9%	56.2%	46.6%		51.1%		51.7%		51.9%
Current accident year catastrophe losses				8.1	(0.8)	3.6	(0.6)	66.3		34.9		25.0		18.9
Prior accident years before catastrophe losses				3.2	(5.3)	(0.9)	5.7	(4.5)		0.3		(0.1)		(1.3)
Prior accident years catastrophe losses				(6.5)	0.4	(2.1)	(1.2)	(2.4)		(1.8)		(1.9)		(1.4)
Total loss and loss expense ratio				51.5%	47.0%	53.5%	60.1%	106.0%		84.5%		74.7%		68.1%

Cincinnati Global:
Net written premiums				$98	$79	$82	$97	$75		$173		$255		$334
Year over year change %- written premium				31%	3%	6%	45%	(9)%		16%		13%		10%
Earned premiums				$73	$80	$102	$65	$64		$129		$231		$311
Current accident year before catastrophe losses				42.5%	35.6%	35.1%	41.8%	39.3%		40.6%		38.2%		37.5%
Current accident year catastrophe losses				2.4	14.3	0.5	3.7	31.4		17.4		9.9		11.0
Prior accident years before catastrophe losses				(12.0)	(1.7)	(10.1)	(22.4)	(0.2)		(11.4)		(10.8)		(8.5)
Prior accident years catastrophe losses				0.4	(4.0)	(0.1)	17.3	(13.9)		1.8		0.9		(0.3)
Total loss and loss expense ratio				33.3%	44.2%	25.4%	40.4%	56.6%		48.4%		38.2%		39.7%

Noninsurance operations:
Interest and fees on loans and leases				$3	$3	$3	$2	$3		$5		$8		$11
Other revenue				3	3	3	3	1		4		7		10
Interest expense				13	13	13	14	13		27		40		53
Operating expenses				9	7	6	10	11		21		27		34
Total noninsurance operations loss				$(16)	$(14)	$(13)	$(19)	$(20)		$(39)		$(52)		$(66)

*Dollar amounts shown are in conformity with GAAP and rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*Noninsurance operations include the noninvestment operations of the parent company and a noninsurance subsidiary, CFC Investment Company.
CINF First-Quarter 2026 Supplemental Financial Data